UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

VENTYX BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40928	83-2996852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

662 Encinitas Blvd

Suite 250

Encinitas, California 92024

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 593-4832

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VTYX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On January 26, 2023, Ventyx Biosciences, Inc. (“Ventyx”) hosted an Investor R&D Day highlighting key aspects of its clinical-stage and discovery programs. During the webcast, Ventyx presented the slides attached as Exhibit 99.1 to this Current Report on Form 8-K, which are incorporated herein solely for purposes of this Item 7.01 disclosure.

Also on January 26, 2023, Ventyx issued a press release announcing the pipeline updates and strategic priorities presented at the Investor R&D Day. The press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein solely for purposes of this Item 7.01 disclosure.

In accordance with General Instruction B.2. of Form 8-K, all of the information furnished in this Item 7.01 and Item 9.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate Presentation – January 26, 2023

99.2	Press Release, dated January 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTYX BIOSCIENCES, INC.

Date: January 26, 2023	By:	/s/ Raju Mohan
Raju Mohan, Ph.D.
Chief Executive Officer